                             JOINT FILING AGREEMENT

                  This will confirm the agreement by and among all of the undersigned that the Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of Westaff, Inc. is being, and any and all amendments to such Schedule may be, filed on behalf of each of the undersigned. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:    March 15, 2000

                                    CORNERSTONE EQUITY INVESTORS IV, L.P

                                    By:  CORNERSTONE IV, L.L.C.
                                    Its:  General Partner

                                    By:     /s/ Michael E. Najjar
                                       -------------------------------------
                                             Name:  Michael E. Najjar
                                             Title: Managing Director

                                    CORNERSTONE IV, L.L.C.

                                    By:     /s/ Michael E. Najjar
                                       -------------------------------------
                                             Name:  Michael E. Najjar
                                             Title: Managing Director

                                    CENTRE CAPITAL INVESTORS III, L.P.

                                    By:  Centre Partners III, L.P,
                                          As general partner of such partnership
                                          By:  Centre Partners Management LLC,
                                               attorney-in-fact

                                             By:   /s/ Robert Bergmann
                                                ----------------------------
                                                  Name:  Robert Bergmann
                                                  Title: Managing Director

                                    CENTRE PARTNERS III, L.P.

                                    By:  Centre Partners Management LLC,
                                             attorney-in-fact

                                             By:     /s/  Robert Bergmann
                                                ----------------------------
                                                  Name:  Robert Bergmann
                                                  Title: Managing Director

                                    CENTRE PARTNERS III, L.L.C.

                                    By:     /s/ Robert Bergmann
                                       -------------------------------------
                                         Name:  Robert Bergmann
                                         Title: Managing Director

                                    WESTAFF ACQUISITION CORP.

                                    By:    /s/ Michael E. Najjar
                                       -------------------------------------
                                        Name:  Michael E. Najjar
                                        Title: President and Secretary